UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Large Cap Growth Portfolio

(Exact name of registrant as specified in charter)

100 Pearl Street New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER PORTFOLIOS

Alger Large Cap Growth Portfolio

ANNUAL REPORT

DECEMBER 31, 2021

Alger is a signatory to the PRI and carbon neutral.

ALGER LARGE CAP GROWTH PORTFOLIO

Shareholders’ Letter (Unaudited)	December 31, 2021

Dear Shareholders,

The Appeal of Long-Term Fundamentals
Equities of companies with attractive long-term fundamentals fell out of favor with investors during the 12-month reporting period ended December 31, 2021. However, we believe this category of equities now has strong potential for outperformance in 2022. To understand the events of 2021 and why market conditions may change, it’s helpful to look at specific market rotations that occurred in each half of the year.

Economic Outlook Leads to Cyclicals
Economically sensitive stocks, such as Energy and Financials, were among the best performing equities in the first half of 2021, as investors clamored for exposure to an accelerating economy. The stage for this change in investor preference was set in late 2020, when favorable COVID-19 vaccine trials sparked optimism about the pandemic faltering and hopes that efforts to curtail the public health emergency would be scaled back or eliminated. This optimism, combined with record levels of fiscal stimulus, caused the economy to start rebounding after lockdowns had previously sparked an acute recession. The optimism strengthened when the Food and Drug Administration eventually granted emergency use authorization of COVID-19 vaccines and by the beginning of 2021, some 2.8 million Americans had received their first dose—a slow start but a start nevertheless. The aggressive vaccination campaign in the subsequent months and continued economic growth sustained investor optimism, which contributed to a selloff in safe-haven Treasury bonds with the 10-year yield rising 53 basis points (“bps”) to 1.47% in the first half of 2021.

A few points illustrate the dramatic strength of the economy:

•	At the start of 2021, the consensus GDP growth forecast was 4.0%, an estimate that increased 250bps during the first half of 2021 to 6.5%, according to FactSet.

•	Unemployment dropped substantially from 6.7% to 3.9% by year-end.

Many equity investors reacted to economic optimism and higher long-term interest rates by rotating into cyclical stocks or companies with earnings growth closely or directly tied to economic expansion. In our view, these companies usually have weak long-term growth potential, are typically found within the value category, and are lower quality; unlike secular growth leaders that use innovation to disrupt their respective industries and generate future earnings growth. The investor preference for these companies can be seen in the in the first half of 2021 when factors such as high debt, low gross margins, high beta, slow long-term growth and low shorthand metrics of valuation, such as price-to-book value, outperformed companies with stronger balance sheets, higher gross margins and stronger forecasted profit growth1.

Rate Hike Anxiety Leads to Defensiveness
In the second half of 2021, inflation was higher than expected, topping 6%, and the Federal Reserve (“the Fed”) signaled a desire to raise rates sooner than anticipated. As a result, yields of shorter term debt increased rapidly. During this period, the 2-year Treasury Bill increased nearly 50bps from 25bps to 73bps after only rising 14bps from to 25bps in the first half of the year. Investors responded by selling stocks perceived as riskier. This was reflected in the market sensitivity factor or Beta underperforming the sector-neutral S&P 1500 Index by 7%, after having outperformed in the first half of the year.

Investors also sought safety in large cap companies, with the small capitalization Russell 2000 Index underperforming the S&P 500 Index by nearly 1,400bps in the second half of the year. This was particularly true in the large cap growth area of the market, which has become highly concentrated– the top ten companies accounted for nearly half (48%) of the Russell 1000 Growth Index at the end of 2021. Indeed, for the 2021 calendar year we estimate that the top ten constituents accounted for 62% of the Russell 1000 Growth Index’s performance, thereby outperforming the rest of the Russell 1000 Growth Index by approximately a stunning 2,000bps. Accordingly, the average growth stock did not fare nearly as well as the Russell 1000 Growth Index.

Summing Up 2021
In a word, much of the equity performance last year can be attributed to duration. In our view, investors sought instant gratification from a one-time re-opening of the economy in the first half of the year to hiding in defensive businesses in the second half. Short-duration cash flow stocks, businesses with limited opportunities to invest their earnings that instead distribute their cash to shareholders, did very well at the expense of long-duration cash flow equities that are more likely to reinvest for long-term growth.

Whether it was rising risk-free rates or simply higher risk premiums, many investors adjusted their cash flow modeling by increasing the rate at which they discounted future cash flows back to the present. This process lowered the value of long duration assets most, just as long-term bonds are impacted more by rising rates than short-term bonds.

We saw this dynamic in the largest spread in performance between the small capitalization Russell 2000 Growth Index and the S&P 500 Index in more than 20 years (over 2,700bps). On a more granular basis, within the S&P 1500 Index, there was a very wide performance spread between short-duration characteristics such as shareholder yield, which measures the performance of companies with the highest dividend and share repurchase yields, and long-duration characteristics, such as the long-term growth factor, which measures the performance of those companies with the highest forecasted long-term growth2.

This rotation to companies with high current shareholder yields was apparent not only in the broad market but within growth stocks as illustrated by the S&P 1500 Growth Index3, which helps explain why large cap growth, which tends to include more companies with significant current earnings, was relatively strong in 2021, with the Russell 1000 Growth Index generating a 27.6% return compared to the 25.2% return of the Russell 1000 Value Index. On the contrary, small cap growth tends to include younger companies that are aggressively investing in innovation rather than generating earnings or paying dividends.

A Brighter Path Forward
While many smaller growth company stock prices underperformed, their fundamentals did not. During 2021, the next 12-month (“NTM”) earnings per share (EPS) estimates for the S&P SmallCap 600 Growth Index increased by 63%, according to FactSet data, easily trouncing the still quite strong 36% increase in S&P 500 Index NTM EPS estimates.

But what happens when price underperformance meets fundamental outperformance? Compressed valuations may ensue. The rotation away from smaller growth equities juxtaposed with strong fundamental growth has resulted in historically attractive valuations in these types of companies. The S&P SmallCap 600 Growth Index valuation is 20% lower than that of the S&P 500 Index, its biggest discount in two decades. Typically, small cap growth equities trade at a premium to large cap stocks based on their superior forecasted fundamental trajectory.

The last time this occurred in February 2001, small cap growth outperformed the broad market by over 50% in the ensuing five years. We maintain that the potential normalization of the small cap growth price-to-equity ratio (P/E) relative to the S&P 500 Index may provide a strong tailwind to small cap performance. Additionally, we believe long-term fundamentals for small cap growth are compelling. Based on FactSet consensus estimates, small cap growth EPS is expected to increase 17.4% over the next two years compared to only 6.9% for the S&P 500 Index.

We believe small cap growth stocks could also benefit from a rally in health care and biotech in particular, with the S&P Biotechnology Select Industry Index declining 24% in 2021, drastically underperforming the broad market and the small cap category. This underperformance has resulted in the equity market capitalization to net cash value ratio of the biotech group declining to 3x—its lowest level in 20 years.

Potential for Shifting Sentiment
In our view, valuations, while compelling, may not be enough to drive a shift in sentiment. To that end, we believe it’s important to consider that the economy can only re-open once so the strong economic boost in the aftermath of the pandemic is likely to be a one-time event. Eventually, we believe GDP growth resulting from the re-opening is likely to weaken or a COVID-19 variant such as Omicron may weigh upon economic growth. If either occurs, investors may be willing to pay a premium for companies that can grow earnings with innovative products rather than cyclical growth. Additionally, the Federal Reserve’s shrinking of its balance sheet and increasing of the fed funds rate could potentially result in lower long-term interest rates, which would support the equity performance of long- duration companies. Ultimately, irrespective of changes in valuation, the potential for high- quality growth companies to generate compound earnings and revenue growth should support strong returns over the long-term, in our view.

The Road Ahead
In closing, since our founding more than 55 years ago, we have believed that companies with strong long-term fundamentals offer the best potential for generating attractive returns for patient investors. The significant rotation we witnessed in 2021 has not changed our strong conviction in using in-depth fundamental research to find secular growth leaders with potential for generating long-term earnings growth. We continue to believe that our investment philosophy is highly appropriate as historically high levels of innovation, including the digital revolution that is disrupting all industries, are providing leading companies with strong opportunities to generate secular growth. A wide range of medical advances, such as genetic sciences, is also providing secular growth. We believe where there is growth in fundamentals, there will be solid returns. Now it is the stock market’s turn to catch up.

Portfolio Matters

Alger Large Cap Growth Portfolio
The Alger Large Cap Growth Portfolio returned 11.84% for the fiscal 12-month period ended December 31, 2021, compared to the 27.60% return of its benchmark, the Russell 1000 Growth Index. During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Healthcare.

Contributors to Performance
The Utilities and Energy sectors provided the largest contributions to relative performance. Regarding individual positions, Alphabet, Inc., Cl. C; Microsoft Corp.; NVIDIA Corp.; Applied Materials, Inc.; and Tesla, Inc. were among the top contributors to absolute performance. Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share, which has been a primary driver of the company’s higher share price. The company’s operating execution has enabled notable margin expansion that has also helped to increase forward earnings estimates. Microsoft’s subscription-based software offerings and cloud computing services have not been entirely immune to the pandemic- related economic slowdown but are resilient because they enhance customers’ growth initiatives and help them to reduce costs. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases.

Detractors from Performance
The Information Technology and Communication Services sectors were among the sectors that detracted from relative performance. Regarding individual positions, Pinterest, Inc., Cl. A; Marqeta, Inc., Cl. A; Affirm Holdings, Inc., Cl. A; PayPal Holdings, Inc.; and Coupa Software, Inc. were among the top detractors from absolute performance. Marqeta facilitates the implementation of digital payment technologies. We believe it is a Positive Dynamic Change beneficiary in the digital payments industry. We believe as more commerce is conducted digitally, the digitization and transformation of the payments ecosystem is needed, which Marqeta seeks to address through its modern payment card issuing platform, providing infrastructure and tools for building configurable payment cards. Marqeta offers issuer processor services and acts as a card program manager. Its platform creates customized payment cards that provide innovative payment experiences for their clients’ customers and end users. Marqeta has emerged as a card issuing platform category leader in many disruptive verticals, including on-demand delivery, alternative lending, expense management, disbursement, digital remittances, and digital banks. Marqeta’s solutions are even sought out by large financial institutions to improve their existing offerings and stay competitive with technology-focused new market entrants. Marqeta detracted from performance despite achieving strong revenue growth with higher gross profitability and an expanded customer base in the third quarter. We believe the combination of expiration of a lock up period and the company facing tough comparisons resulting from COVID-19 stimulus payments having previously boosted consumer spending contributed to the underperformance of Marqeta shares. Additionally, the still small footprints within the Marqeta revenue base of crypto, truck brokerage and business-to-business clients may take time to scale, in our view.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, LLC

1 Source: Cornerstone Macro. Factor performance relative to the S&P 1500 Index, which is sector neutral and is calculated by taking the relative performance of the top quintile of stocks against the bottom quintile of stocks for each factor. The constituents in the quintiles are rebalanced monthly. High debt is based on the ratio of net debt (debt minus cash) and earnings. Gross margin is based on revenue and the cost of goods sold. Beta is based on the monthly stock return and the monthly market return over the past 5 years. Price to book is the ratio of a company’s market valuation to its book value. For more details, see the Alger paper “The Growing Appeal of Long-Term Fundamentals."
2 Source: Cornerstone Macro. Factor performance relative to the S&P 1500 Index, which is sector neutral and is calculated by taking the relative performance of the top quintile of stocks against the bottom quintile of stocks for each factor. The constituents in the quintiles are rebalanced monthly. Shareholder yield is the total value of stock repurchases by a company minus stock sold by the company. Dividends are then added to the result. The result is then divided by a company’s total market value. The long-term growth factor is based on 5-Year earnings per share growth. For more details, see the Alger paper “The Growing Appeal of Long-Term Fundamentals."
3 Source: Cornerstone Macro. Factor performance relative to the S&P 1500 Growth Index, which is sector neutral and is calculated by taking the relative performance of the top quintile of stocks against the bottom quintile of stocks for each factor. The constituents in the quintiles are rebalanced monthly. Current shareholder yield is the total value of stock repurchases by a company minus stock sold by the company. Dividends are then added to the result. The result is then divided by a company’s total market value. For more details, see the Alger paper “The Growing Appeal of Long-Term Fundamentals."

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Large Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio, which is included in this report, for a complete list of Portfolio holdings as of December 31, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the 12-month fiscal period.

Risk Disclosure
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider The Portfolio’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for the Portfolio’s most recent month-end performance data, call us at (800) 992-3863, visit us at www.alger.com, or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Fred Alger & Company, LLC, Distributor.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	The price-to-book ratio is the ratio of a company’s market price to its book value.

•	Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

•	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

•
EBITDA (earnings before interest, taxes, depreciation, and amortization) is a commonly used accounting measure of a company's overall financial performance. COGS (cost of goods sold) is generally defined as the direct costs attributable to the production of the goods sold by a company.

•
FactSet provides software and market data to financial professionals. FactSet is an independent source, which Alger believes to be a reliable source. Alger, however, makes no representation that it is complete or accurate.

•	Beta measures a portfolio’s sensitivity to market movements relative to a particular index; a portfolio with a beta of 1.00 would be expected to have returns equal to such index.

•	The S&P 1500 Index is an unmanaged index that covers approximately 90% of the U.S. market capitalization.

•	The S&P 1500 Growth Index measure the performance of growth equities as defined by sales growth, the ratio of earnings change to price, and momentum.

•	The Russell 2000 Index is a small cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

•	The S&P 500 tracks the performance of 500 large companies listed on stock exchanges in the U.S.

•
The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1000 companies in the Russell 3000 Index with higher price to book ratios and higher forecasted growth values.

•
The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology.

•	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

•	The S&P SmallCap 600 Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. Constituents are drawn from the S&P 600.

•
S&P Select Industry Indices are designed to measure the performance of narrow GICS® sub-industries. The S&P Biotechnology Select Industry Index comprises stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, un- biased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

ALGER LARGE CAP GROWTH PORTFOLIO
Fund Highlights Through December 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

—10 years ended 12/31/21

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2021. Figures for each of the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares also include reinvestment of capital gains. Performance for the Alger Large Cap Growth Portfolio Class S shares will be lower than the results shown above due to higher expenses than Class I-2 bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER LARGE CAP GROWTH PORTFOLIO
Fund Highlights Through December 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 1/6/1989
Class I-2 (Inception 1/6/89)	11.84%	25.60%	17.91%	12.32%
Class S (Inception 5/1/02)(i)	11.56%	25.16%	17.47%	12.00%
Russell 1000 Growth Index	27.60%	25.32%	19.79%	11.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent quarter end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)
Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
December 31, 2021 (Unaudited)

SECTORS/SECURITY TYPES	Alger Large Cap Growth Portfolio
Communication Services	8.8%
Consumer Discretionary	16.4
Consumer Staples	1.0
Exchange Traded Funds	1.7
Financials	2.3
Healthcare	14.3
Industrials	5.7
Information Technology	47.7
Mutual Funds	1.9
Total Equity Securities	99.8
Short-Term Investments and Net Other Assets	0.2
100.0%

†	Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS	ALGER LARGE CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2021

COMMON STOCKS—99.1%	SHARES	VALUE
AEROSPACE & DEFENSE—3.4%
HEICO Corp.	100,070	$14,432,095
APPLICATION SOFTWARE—7.7%
Adobe, Inc.*	27,629	15,667,301
Bill.com Holdings, Inc.*	12,259	3,054,330
Coupa Software, Inc.*	17,023	2,690,485
Datadog, Inc., Cl. A*	40,500	7,213,455
DocuSign, Inc., Cl. A*	4,744	722,558
Paycom Software, Inc.*	8,168	3,391,272
		32,739,401
AUTOMOBILE MANUFACTURERS—4.5%
Tesla, Inc.*	18,101	19,128,775
BIOTECHNOLOGY—5.6%
Horizon Therapeutics PLC*	64,570	6,958,063
Mirati Therapeutics, Inc.*	32,837	4,816,859
Natera, Inc.*	38,959	3,638,381
Vertex Pharmaceuticals, Inc.*	38,046	8,354,902
		23,768,205
CASINOS & GAMING—2.2%
MGM Resorts International	209,320	9,394,282
CONSUMER FINANCE—0.4%
Upstart Holdings, Inc.*	12,409	1,877,482
DATA PROCESSING & OUTSOURCED SERVICES—5.7%
Affirm Holdings, Inc., Cl. A*	51,416	5,170,393
Block, Inc., Cl. A*	33,295	5,377,475
DLocal Ltd., Cl. A*	73,130	2,610,010
Marqeta, Inc., Cl. A*	328,693	5,643,659
PayPal Holdings, Inc.*	29,054	5,479,003
		24,280,540
DIVERSIFIED BANKS—0.6%
Wells Fargo & Co.	52,802	2,533,440
DIVERSIFIED SUPPORT SERVICES—0.9%
Cintas Corp.	8,905	3,946,429
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
Teledyne Technologies, Inc.*	10,626	4,642,393
EXCHANGE TRADED FUNDS—1.7%
Alger 35 ETF*,(a)	364,137	7,428,395
FOOTWEAR—0.8%
NIKE, Inc., Cl. B	20,056	3,342,734
HEALTHCARE EQUIPMENT—2.2%
Dexcom, Inc.*	14,217	7,633,818
Intuitive Surgical, Inc.*	4,391	1,577,687
		9,211,505
HEALTHCARE FACILITIES—1.7%
Tenet Healthcare Corp.*	90,822	7,419,249
INTERACTIVE MEDIA & SERVICES—6.9%
Alphabet, Inc., Cl. C*	9,348	27,049,279
Pinterest, Inc., Cl. A*	65,206	2,370,238
		29,419,517

THE ALGER PORTFOLIOS	ALGER LARGE CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2021 (Continued)

COMMON STOCKS—99.1% (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—8.1%
Amazon.com, Inc.*	8,710	$29,042,101
MercadoLibre, Inc.*	3,847	5,187,295
		34,229,396
INTERNET SERVICES & INFRASTRUCTURE—4.7%
Shopify, Inc., Cl. A*	14,483	19,948,739
LEISURE FACILITIES—0.8%
Vail Resorts, Inc.	10,467	3,432,129
LIFE SCIENCES TOOLS & SERVICES—3.1%
Bio-Techne Corp.	15,213	7,870,293
Danaher Corp.	16,477	5,421,098
		13,291,391
MOVIES & ENTERTAINMENT—1.9%
Netflix, Inc.*	6,916	4,166,475
Roku, Inc., Cl. A*	16,162	3,688,168
		7,854,643
MUTUAL FUNDS—1.9%
Alger 35 Fund, Cl. Z(a)	559,342	7,920,278
PERSONAL PRODUCTS—1.0%
The Estee Lauder Cos., Inc., Cl. A	11,750	4,349,850
PHARMACEUTICALS—1.7%
Catalent, Inc.*	57,145	7,316,274
REGIONAL BANKS—1.3%
Signature Bank	17,350	5,612,205
RESEARCH & CONSULTING SERVICES—1.4%
CoStar Group, Inc.*	74,670	5,901,170
SEMICONDUCTOR EQUIPMENT—9.2%
Applied Materials, Inc.	132,865	20,907,637
Lam Research Corp.	22,469	16,158,581
SolarEdge Technologies, Inc.*	6,547	1,836,892
		38,903,110
SEMICONDUCTORS—5.9%
Advanced Micro Devices, Inc.*	58,065	8,355,554
NVIDIA Corp.	56,240	16,540,746
		24,896,300
SYSTEMS SOFTWARE—8.3%
Crowdstrike Holdings, Inc., Cl. A*	25,995	5,322,476
Microsoft Corp.	88,781	29,858,826
		35,181,302
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.4%
Apple, Inc.	106,194	18,856,869
TOTAL COMMON STOCKS
(Cost $303,563,392)		421,258,098

THE ALGER PORTFOLIOS	ALGER LARGE CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2021 (Continued)

SPECIAL PURPOSE VEHICLE—0.7%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	76	$3,042,128
(Cost $1,900,000)		3,042,128
Total Investments
(Cost $305,463,392)	99.8%	$424,300,226
Affiliated Securities (Cost $16,511,382)		18,390,801
Unaffiliated Securities (Cost $288,952,010)		405,909,425
Other Assets in Excess of Liabilities	0.2%	661,409
NET ASSETS	100.0%	$424,961,635

(a)	Deemed an affiliate of the Portfolio in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 12/31/2021
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,900,000	0.51%	$3,042,128	0.72%
Total				$3,042,128	0.72%

See Notes to Financial Statements.

ALGER LARGE CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities December 31, 2021

Alger Large Cap Growth Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$405,909,425
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	18,390,801
Cash and cash equivalents	946,084
Receivable for shares of beneficial interest sold	77,205
Dividends and interest receivable	46,914
Receivable from Investment Manager	8,981
Prepaid expenses	33,373
Total Assets	425,412,783

LIABILITIES:
Payable for shares of beneficial interest redeemed	101,943
Accrued investment advisory fees	255,968
Accrued distribution fees	849
Accrued shareholder administrative fees	3,605
Accrued administrative fees	9,914
Accrued custodian fees	4,070
Accrued transfer agent fees	5,220
Accrued printing fees	25,377
Accrued professional fees	13,241
Accrued fund accounting fees	28,118
Accrued other expenses	2,843
Total Liabilities	451,148
NET ASSETS	$424,961,635

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	293,158,437
Distributable earnings	131,803,198
NET ASSETS	$424,961,635
* Identified cost	$288,952,010(a)
** Identified cost	$16,511,382(a)

See Notes to Financial Statements.

(a) At December 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $306,007,583, amounted to $118,292,643 which consisted of aggregate gross unrealized appreciation of $133,718,422 and aggregate gross unrealized depreciation of $15,425,779.

ALGER LARGE CAP GROWTH PORTFOLIO
Statement of Operations for the year ended December 31, 2021 (Continued)

Alger Large Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$420,950,606
Class S	$4,011,029

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	5,192,007
Class S	52,926

NET ASSET VALUE PER SHARE:
Class I-2	$81.08
Class S	$75.79

See Notes to Financial Statements.

ALGER LARGE CAP GROWTH PORTFOLIO
Statement of Operations for the year ended December 31, 2021

Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$1,068,863
Dividends from affiliated securities	1,995,386
Interest	293
Total Income	3,064,542

EXPENSES:
Investment advisory fees — Note 3(a)	3,098,934
Distribution fees — Note 3(c)
Class S	10,863
Shareholder administrative fees — Note 3(f)	43,647
Administration fees — Note 3(b)	120,029
Custodian fees	16,485
Interest expenses	801
Transfer agent fees — Note 3(f)	22,877
Printing fees	57,097
Professional fees	69,050
Registration fees	22,692
Trustee fees — Note 3(g)	10,525
Fund accounting fees	108,790
Other expenses	20,080
Total Expenses	3,601,870
Less, expense reimbursements/waivers — Note 3(a)	(108,627)
Net Expenses	3,493,243
NET INVESTMENT LOSS	(428,701)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on unaffiliated investments	78,759,858
Net realized gain on affiliated investments	2,591,804
Net realized gain on capital gain distributions received from affiliated investments	1,527,814
Net change in unrealized (depreciation) on unaffiliated investments	(30,571,961)
Net change in unrealized (depreciation) on affiliated investments	(3,427,171)
Net realized and unrealized gain on investments	48,880,344
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,451,643
* Foreign withholding taxes	$11,373

See Notes to Financial Statements.

ALGER LARGE CAP GROWTH PORTFOLIO
Statements of Changes in Net Assets

	Alger Large Cap Growth Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Net investment loss	$(428,701)	$(416,986)
Net realized gain on investments	82,879,476	66,648,106
Net change in unrealized appreciation (depreciation) on investments	(33,999,132)	109,206,027
Net increase in net assets resulting from operations	48,451,643	175,437,147

Dividends and distributions to shareholders:
Class I-2	(94,610,463)	(54,287,464)
Class S	(948,504)	(836,194)
Total dividends and distributions to shareholders	(95,558,967)	(55,123,658)
Increase (decrease) from shares of beneficial interest transactions — Note 6:
Class I-2	45,305,186	30,541,474
Class S	(1,881,265)	(30,187)
Net increase from shares of beneficial interest transactions — Note 6	43,423,921	30,511,287
Total increase (decrease)	(3,683,403)	150,824,776

Net Assets:
Beginning of period	428,645,038	277,820,262
END OF PERIOD	$424,961,635	$428,645,038

See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio	Class I-2
	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018	Year ended 12/31/2017
Net asset value, beginning of period	$93.41	$64.31	$51.43	$61.60	$52.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.10)	(0.01)	(0.20)	(0.04)
Net realized and unrealized gain on investments	11.07	42.98	14.10	1.70	15.05
Total from investment operations	10.97	42.88	14.09	1.50	15.01
Dividends from net investment income	–	(0.15)	–	–	–
Distributions from net realized gains	(23.30)	(13.63)	(1.21)	(11.67)	(6.04)
Net asset value, end of period	$81.08	$93.41	$64.31	$51.43	$61.60
Total return	11.84%	67.03%	27.43%	2.21%	28.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$420,951	$422,379	$273,507	$251,349	$265,662
Ratio of gross expenses to average net assets	0.82%	0.88%	0.90%	0.88%	0.88%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.03)%	(0.01)%	(0.02)%	–
Ratio of net expenses to average net assets	0.80%	0.85%	0.89%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.12)%	(0.02)%	(0.29)%	(0.07)%
Portfolio turnover rate	69.92%	125.41%	144.26%	198.86%	225.52%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio	Class S
	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018	Year ended 12/31/2017
Net asset value, beginning of period	$88.90	$61.65	$49.55	$60.04	$51.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.35)	(0.28)	(0.25)	(0.48)	(0.25)
Net realized and unrealized gain on investments	10.54	41.16	13.56	1.66	14.71
Total from investment operations	10.19	40.88	13.31	1.18	14.46
Distributions from net realized gains	(23.30)	(13.63)	(1.21)	(11.67)	(6.04)
Net asset value, end of period	$75.79	$88.90	$61.65	$49.55	$60.04
Total return	11.56%	66.67%	26.90%	1.73%	27.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,011	$6,266	$4,314	$3,752	$3,318
Ratio of gross expenses to average net assets	1.07%	1.11%	1.33%	1.34%	1.27%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.02)%	(0.01)%	(0.02)%	–
Ratio of net expenses to average net assets	1.05%	1.09%	1.32%	1.32%	1.27%
Ratio of net investment loss to average net assets	(0.37)%	(0.37)%	(0.44)%	(0.72)%	(0.42)%
Portfolio turnover rate	69.92%	125.41%	144.26%	198.86%	225.52%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Large Cap Growth Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses. Effective April 30, 2021, the Board of Trustees of the Fund (the “Board”) authorized a partial closing of the Portfolio’s Class S shares. Existing investors that hold Class S shares who had an open account with the Portfolio on April 30, 2021 may continue to invest in additional Class S shares of the Portfolio through exchanges, dividend reinvestment and additional purchases, as provided in the Portfolio’s prospectus.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Portfolio's investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assump- tions in determining the fair value of investments)

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Portfolio’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the meetings are held on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in

U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s custodian (“BBH” or the “Custodian”), in an amount equal to at least 102% of the current market value of U.S. loaned securities or 105% for non-
U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2021.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the
U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2018-2021. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2021, is set forth below under the heading “Actual Rate”:

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Actual Rate
Alger Large Cap Growth Portfolio(a)(b)	0.71%	0.60%	0.69%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(b) Alger Management has agreed to waive fees owed to it by, or to reimburse expenses of, the Portfolio in an amount corresponding to the management fee borne by the Portfolio as an investor in any underlying Alger Management-sponsored fund. This agreement will remain in effect for the life of any investment by the Portfolio in any Alger Management- sponsored fund. For the year ended December 31, 2021, the Portfolio waived $108,627 of such advisory fees. The “Actual Rate” shown above includes the impact of such waiver.

(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c) Distribution Fees: The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of Alger Management (the “Distributor” or “Alger LLC”), a fee at the annual rate of 0.25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares and/ or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Brokerage Commissions: During the year ended December 31, 2021, the Portfolio paid Alger LLC $50,719 in connection with securities transactions.

(e) Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Portfolio has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2021.

During the year ended December 31, 2021, the Portfolio incurred interfund loan interest expenses of $462, which are included as interest expenses in the accompanying Statement of Operations.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of the Portfolio’s transfer agent and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Trustee Fees: For 2021, each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”), received a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

On December 15, 2021, the Board approved the following changes in Trustee compensation. Effective January 1, 2022, each Independent Trustee receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. Effective January 1, 2022, the Board adopted a policy that requires the trustees to receive a minimum of 10% of their annual compensation in shares of funds in the Alger Fund Complex.

(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the year ended December 31, 2021.

(i) Other Transactions with Affiliates: Certain officers and one trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of December 31, 2021.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2021, were as follows:

	PURCHASES	SALES
Alger Large Cap Growth Portfolio	$299,373,643	$321,615,067

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short- term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(e). For the year ended December 31, 2021, the Portfolio had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Portfolio	$59,846	1.34%

The highest amount borrowed from the Custodian and other funds during the year ended December 31, 2021 by the Portfolio was as follows:

HIGHEST BORROWING
Alger Large Cap Growth Portfolio	$1,659,907

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the year ended December 31, 2021 and the year ended December 31, 2020, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2021		FOR THE YEAR ENDED DECEMBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	298,507	$30,060,404	769,889	$60,009,066
Dividends reinvested	1,167,107	94,267,252	590,788	54,287,464
Shares redeemed	(795,509)	(79,022,470)	(1,091,953)	(83,755,056)
Net increase	670,105	$45,305,186	268,724	$30,541,474
Class S:
Shares sold	874	$79,324	14,765	$1,115,227
Dividends reinvested	12,561	948,504	9,561	836,195
Shares redeemed	(31,000)	(2,909,093)	(23,801)	(1,981,609)
Net increase (decrease)	(17,565)	$(1,881,265)	525	$(30,187)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2021 and the year ended December 31, 2020 was as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2021	FOR THE YEAR ENDED DECEMBER 31, 2020
Alger Large Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$18,271,852	$17,031,541
Long-term capital gain	77,287,115	38,092,117
Total distributions paid	$95,558,967	$55,123,658

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Alger Large Cap Growth Portfolio
Undistributed ordinary income	$1,166,128
Undistributed long-term gains	12,352,502
Net accumulated earnings	13,518,630
Capital loss carryforwards	—
Net unrealized appreciation	118,284,568
Total accumulated earnings	$131,803,198

At December 31, 2021, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2021.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Portfolio accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

No reclassification has been made among the Portfolio’s components of net assets at December 31, 2021.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of December 31, 2021, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Large Cap Growth Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$37,274,160	$37,274,160	$—	$—
Consumer Discretionary	69,527,316	69,527,316	—	—
Consumer Staples	4,349,850	4,349,850	—	—
Exchange Traded Funds	7,428,395	7,428,395	—	—
Financials	10,023,127	10,023,127	—	—
Healthcare	61,006,624	61,006,624	—	—
Industrials	24,279,694	24,279,694	—	—
Information Technology	199,448,654	199,448,654	—	—
Mutual Funds	7,920,278	7,920,278	—	—
TOTAL COMMON STOCKS	$421,258,098	$421,258,098	$—	$—
SPECIAL PURPOSE VEHICLE
Information Technology	3,042,128	—	—	3,042,128
TOTAL INVESTMENTS IN SECURITIES	$424,300,226	$421,258,098	$—	$3,042,128

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Large Cap Growth Portfolio	Special Purpose Vehicle
Opening balance at January 1, 2021	$1,900,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,142,128
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2021	3,042,128
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2021*	$1,142,128

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about the Portfolio’s Level 3 fair value measurements of the Portfolio’s investments as of December 31, 2021. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Portfolio’s fair value measurements.

	Fair Value December 31, 2021	Valuation Methodology	Unobservable Input	Input/ Range		Weighted Average
Alger Large Cap Growth Portfolio
Special Purpose Vehicle	$3,042,128	Market Approach	Transaction Price	N/A		N/A
			Revenue Multiple	29.25x-30.25	x	N/A

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of December 31, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents	$946,084	—	$946,084	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no options or other derivative instruments held by the Portfolio throughout the year or as of December 31, 2021.

NOTE 10 — Risk Disclosures:

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended December 31, 2021 or because the Portfolio and the issuer are managed by the same investment adviser. Information regarding the Portfolio’s holdings of such securities is set forth in the following table:

Security	Value at December 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividends/ Interest Income		Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at December 31, 2021
Alger Large Cap Growth Portfolio
Common Stocks
Alger 25 Fund, Cl. P*	$13,794,828	$–	$(9,916,555)	$1,428,317	**	$–	$(5,306,590)	$–
Alger 35 Fund ETF	–	7,008,140	–	–		–	420,255	7,428,395
Alger 35 Fund, Cl. Z*	–	9,916,555	(7,000,000)	567,069	***	4,119,618	317,036	7,920,278
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	$1,900,000	–	–	–		–	1,142,128	3,042,128
Total	$15,694,828	$16,924,695	$(16,916,555)	$1,995,386		$4,119,618	$(3,427,171)	$18,390,801

* After the close of business on May 7, 2021, the Alger 35 Fund acquired substantially all of the assets and liabilities of the Alger 25 Fund.
** Amount related to dividends reinvested.
*** Amount related to cash dividends.

NOTE 12 —  Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2021, through the issuance date of the Financial Statements. The following items were noted which require recognition and/or disclosure:

On September 7, 2021, BBH, the Portfolio’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated during the second calendar quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Portfolio’s custodian effective as of the Closing Date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Large Cap Growth Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Alger Large Cap Growth Portfolio, one of the portfolios constituting The Alger Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
New York, New York
February 25, 2022

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2021 and ending December 31, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Six Months Ended December 31, 2021(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2021(b)
Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$996.60	$4.03	0.80%
	Hypothetical(c)	1,000.00	1,021.17	4.08	0.80
Class S	Actual	1,000.00	995.40	5.28	1.05
	Hypothetical(c)	1,000.00	1,019.91	5.35	1.05

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and Officers of the Fund is available in the Fund’s Statement of Additional Information.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2007	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Partner since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2007	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1988	Retired.	29	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1988	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.
(3) “Alger Fund Complex” refers to the Fund and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; Managing Member, Alger LLC; COO and Secretary, Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Managing Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, and Alger Partners Investors KEIGF; Secretary, Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and
Director and Secretary, The Foundation for Alger Families.
		2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management since 2020. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 22, 2021 (Meeting), the Board of Trustees (Board) of The Alger Portfolios (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management or the Manager) and the Trust, on behalf of the Fund (the Management Agreement), for an additional one- year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a detailed request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Fund and the Manager by FUSE Research Network LLC (FUSE), an independent consulting firm. The Board also spoke directly with FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in the Fund’s Peer Universe and Peer Group (as described herein).

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing their duties in considering the continuation of the Management Agreement. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. FUSE information is calculated on a share class basis. References appearing below with regard to the Fund’s performance results and comparative fees and expenses generally relate to Class I-2 shares of the Fund (the Fund’s oldest share class).

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services
The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for the Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of the Fund’s affairs and the Manager’s role in coordinating and overseeing providers of other services to the Fund.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and products, and adjust portfolios as necessary, as well as to address the changing investment landscape as evidenced, in part, by the recent launch of a suite of actively-managed non- transparent exchange-traded funds. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that Fred Alger Management’s successful flagship offerings support Fred Alger Management’s overall investment capabilities.

The Board considered information provided by the Manager with respect to its business continuity plans, including the continued effectiveness of those plans throughout the ongoing COVID-19 pandemic. The Board further noted the Manager’s ongoing engagement with key service providers with respect to their operations and personnel supporting the Fund during the COVID-19 pandemic.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Following consideration of such information, each Trustee was satisfied with the nature, extent and quality of services provided by the Manager to the Fund under the Management Agreement.

Fund Performance
The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. The Board took into account that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of the Board throughout the year, representatives of the Manager reviewed with the Trustees the recent and longer-term performance of the Fund and, where appropriate, the measures that the Manager was considering, or had implemented during the past year, to address any performance outliers.

The Trustees concluded that the Fund’s performance was acceptable. Further discussion of the Board’s considerations with respect to the Fund’s performance is set forth below.

The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10- year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the annualized total return for the one-, three- and five-year periods was in the first quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three- and five-year periods and underperformed for the 10-year period.

Comparative Fees and Expenses
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement for the Fund. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Fund (if any), including specific share classes thereof, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes administrative fees.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board discussed those factors that could contribute to the Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to the Fund is reasonable. Further discussion of the Board’s considerations with respect to the Fund’s comparative fees and expenses is set forth below.

The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group.

In connection with its consideration of the Fund’s fees payable under the Management Agreement, the Board also received information on the Manager’s standard institutional account fees for accounts of a similar investment type to the Fund. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The Board also received information on fees charged to other funds managed by the Manager.

Profitability
The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of the Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits, of Fred Alger Management, in providing investment management and other services to the Fund during the year ended June 30, 2021. The Board also reviewed the profitability methodology and any changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to the Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Economies of Scale
The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of a management fee breakpoint for the Fund, which operates to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

The Trustees concluded that for the Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoint in place for the Fund.

Conclusion
The Board’s consideration of the Contractual Management Fee for the Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
•  Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger. com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. These agreements must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS	Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Portfolio’s liquidity risk.

The Board met on December 15, 2021 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with Ice Data Services (“ICE”), a third party vendor that assists the Portfolio with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2020 through November 30, 2021 (the “Review Period”).

The Report stated that the Committee assessed the Portfolio’s liquidity risk by considering qualitative factors such as the Portfolio’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Portfolio’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that the Portfolio primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on certain Portfolios in light of the market volatility caused by the COVID-19 pandemic, and it was concluded that the Portfolio remained primarily highly liquid.

There were no material changes to the LRMP during the Review Period, except that certain changes were made to the LRMP to add liquidity considerations for certain exchange-traded funds managed by Alger Management. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, during the Review Period the Fund’s LRMP is operating effectively and adequate with respect to the Portfolio and has been effectively implemented during the Review Period.

THE ALGER PORTFOLIOS

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Large Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOYINK

LargeCapAR

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2021	$34,200
December 31, 2020	$33,200

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2021	$5,150
December 31, 2020	$5,000

d) All Other Fees:
December 31, 2021	$2,268
December 31, 2020	$1,972

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
December 31, 2021	$228,972	€91,934
December 31, 2020	$232,670	€72,885

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable
(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Large Cap Growth Portfolio

By:	/s/Hal Liebes

Hal Liebes

President

Date:	February 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:	February 23, 2022

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	February 23, 2022